                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                 FORM 8-K


                             CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                           AUGUST 31, 2000
           Date of Report (Date of earliest event reported)



                       HA-LO INDUSTRIES, INC.
       (Exact name of registrant as specified in its charter)




        DELAWARE                 001-13525               36-3573412
    (State or other            (Commission            (IRS Employer
    jurisdiction of            File Number)         Identification No.)
    incorporation)


    5980 WEST TOUHY AVENUE, NILES, ILLINOIS               60714
   (Address of principal executive offices)            (Zip Code)



    Registrant's telephone number, including area code (847) 647-2300



                   --------------------------------
     (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

      On August 31, 2000, at the annual meeting of shareholders of HA-LO Industries, Inc., an Illinois corporation ("HA-LO Illinois"), the shareholders approved the merger (the "Merger") of HA-LO Illinois with and into HA-LO Merger Corporation, a Delaware corporation and wholly-owned subsidiary ("HA-LO Delaware") of HA-LO Illinois. The Merger was completed on August 31, 2000. Upon completion of the Merger, HA-LO Delaware changed its name to HA-LO Industries, Inc. Additional information regarding HA-LO Illinois, HA-LO Delaware and the Merger is set forth in the proxy statement filed as Exhibit 20.1 to this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c)   Exhibits.

      Exhibit Number        Description of Exhibit
      --------------        ----------------------

      2.1                   Certificate of Ownership and Merger, filed by the
                            Company on August 31, 2000. (1)
      3.1                   Amended and Restated Certificate of Incorporation
                            of the Company, dated August 29, 2000, including
                            Certificate of Designations Establishing Series A
                            Convertible Participating Preferred Stock. (2)
      3.2                   Amended and Restated Bylaws of the Company. (3)
      4.1  *                New Specimen of Stock Certificate for Common Stock.
      20.1                  Definitive Proxy Statement of the Company. (4)
---------------

      (1) Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (2) Incorporated by reference to Appendix B to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (3) Incorporated by reference to Appendix C to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (4) Incorporated by reference to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      *                     Filed herewith.



                                       -2-

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                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HA-LO INDUSTRIES, INC.




September 1, 2000               By: /s/ Gregory J. Kilrea
                                    ------------------------------------------
                                    Gregory J. Kilrea, Chief Financial Officer






                                       -3-

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      Exhibit Index.

      Exhibit Number        Description of Exhibit
      --------------        ----------------------

      2.1                   Certificate of Ownership and Merger, filed by the
                            Company on August 31, 2000. (1)
      3.1                   Amended and Restated Certificate of Incorporation
                            of the Company, dated August 29, 2000, including
                            Certificate of Designations Establishing Series A
                            Convertible Participating Preferred Stock. (2)
      3.2                   Amended and Restated Bylaws of the Company. (3)
      4.1  *                New Specimen of Stock Certificate for Common Stock.
      20.1                  Definitive Proxy Statement of the Company. (4)
---------------

      (1) Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (2) Incorporated by reference to Appendix B to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (3) Incorporated by reference to Appendix C to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
      (4) Incorporated by reference to the Company's Definitive Proxy Statement which was filed on July 28, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.

      *                     Filed herewith.